Amendment No. 12

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

between

SPIRIT OF AMERICA INVESTMENT FUND, INC.,

on behalf and for the benefit of each of its series

and

THE HUNTINGTON NATIONAL BANK

Dated as of January 30, 2023

Amendment No. 12

to

amended and restated REVOLVING CREDIT AGREEMENT

This Amendment to THE AMENDED AND RESTATED Revolving Credit Agreement (“Amendment”) is entered into as of January 30, 2023 by and between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself, and, if applicable, on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”) and The huntington national bank, a national banking association (the “Bank”).

WHEREAS, the Borrower is an open-end registered investment company under the Investment Company Act of 1940, as amended, and the Funds are investment series of the Borrower;

WHEREAS, the Borrower and Bank have previously entered into an Amended and Restated Revolving Credit Agreement dated as of May 28, 2014, (as said Amended and Restated Revolving Credit Agreement may be amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which the Bank makes Loans to the Borrower, for the benefit of certain of its investment series, including the Funds, and makes available a credit facility for the purposes and on the terms and conditions set forth in the Agreement; and

WHEREAS, the Borrower wishes to add an additional Fund to the Agreement and make other revisions to the Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to this Amendment agree as follows:

Section 1 Amendments

(a)       Effective as of the date of this Amendment, the following Exhibits, Schedules and Annexes relating to the Agreement, each of which is attached hereto, are made part of the Agreement and replace, the currently in effect:

Exhibit 1.1 – Participating Funds

Exhibit 1.2 – Fund Borrowing Limits

Exhibit 1.3 - Specific Terms

Exhibit 2.1 – List of Authorized Representatives

Schedule 1 to Exhibit 2.2 – Promissory Note

Exhibit 3.1 – Certificate of Borrower

Exhibit 3.7 – Specific Representations of Borrower

Exhibit 1.1 to Appendix A – Pledge and Security Agreement: Participating Funds

Annex 1 to Appendix A – Pledge and Security Agreement: Control Agreement

Exhibit 1.1 to Appendix B – Authorization Letter

Section 2. Miscellaneous.

(a)       This Amendment supplements and amends the Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b)       Each reference to the “Agreement” in the Agreement (as it existed prior to this Amendment) and in every other agreement, contract, or instrument to which the parties are bound, shall hereafter be construed as a reference to the Agreement as amended by this Amendment. Except as provided in this Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by all parties hereto.

(c)       All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

(d)       Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

(e)       This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment by their duly authorized officers as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf and for the benefit of those Funds listed on Exhibit 1.1 of the Agreement

By: /s/ David Lerner

Name: David Lerner

Title: President

THE HUNTINGTON NATIONAL BANK

By: /s/ Andrew M. Cardimen

Name: Andrew M. Cardimen

Title: Senior Vice President

EXHIBIT 1.1
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Date: May 28, 2014, as amended January 30, 2023

PARTICIPATING FUNDS

Fund	Date Added
Spirit of America Real Estate Income and Growth Fund	May 28, 2014
Spirit of America Large Cap Value Fund	May 28, 2014
Spirit of America Municipal Tax Free Bond Fund	May 28, 2014
Spirit of America Income Fund	May 28, 2014
Spirit of America Income & Opportunity Fund	May 28, 2014
Spirit of America Energy Fund Spirit of America Utilities Fund	August 7, 2014 January 30, 2023

EXHIBIT 1.2
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

Date: May 28, 2014, as amended January 30, 2023

FUND BORROWING LIMITS

1.       The Real Estate Income and Growth Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made

2.       The Large Cap Value Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

3.       The High Yield Tax Free Bond Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

4.       The Income Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

5.       The Income and Opportunity Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

6.       The Energy Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

7.       The Utilities Fund may not:

Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act.

EXHIBIT 1.3
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

Date: May 28, 2014, as amended January 30, 2023

Specific terms

Capitalized terms not otherwise defined in this Exhibit have the meanings specified in the Amended and Restated Revolving Credit Agreement. In the event of any inconsistency between this Exhibit and the Amended and Restated Revolving Credit Agreement, this Exhibit will control.

Section 1 Definitions

Floor means a rate of interest equal to 0.250%.

Interest Rate means the interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (Term SOFR Rate) plus one hundred and sixty-two and a half (162.5) basis points (one hundred (100) and sixty-two and a half (62.5) basis points being equal to 1.625% per annum).

Investment Adviser means Spirit of America Management Corp.

Loan Amount means $5,000,000.

Maturity Date means May 17, 2023.

Maximum Amount means, on a per Fund basis, the lesser of: (i) $5,000,000 or (ii) 10% of a Fund’s daily market value.

Section 2.4 Payment of Interest

First Payment Date means the fifth day of the first month immediately following the date of the execution of a Note.

Section 2.6 Unused Facility Fee

Unused Fee means a fee equal to 12.5 basis points (0.125%) of the daily excess of the Loan Amount during such partial or full calendar quarter over the outstanding principal balance of the loan. Borrower shall pay to Bank the Unused Fee quarterly commencing on January 5, 2023, and on the fifth day of each quarter thereafter. The unused fee shall be computed in the same manner as in Section 2.4 (Payment of Interest).

EXHIBIT 2.1
TO AMENDED AND RESTATED Revolving CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

Date: May 28, 2014, as amended January 30, 2023

LIST OF AUTHORIZED REPRESENTATIVES

In accordance with Section 2.1(b) of that certain Amended and Restated Revolving Credit Agreement dated May 28, 2014, between Spirit of America Investment Fund, Inc. (the “Borrower”) and The Huntington National Bank (the “Bank”), the Borrower hereby authorizes the Bank to act upon the telephonic and/or written instructions of the following authorized representatives of the Borrower:

Borrower:	David Lerner
Alan P. Chodosh

Investment Adviser:	William Mason
Raymond Mathis
Alphena Sen
Douglas Revello

Custodian:	Any and all officers and employees of Huntington National Bank.

Spirit of America Investment Fund, Inc.

on behalf and for the benefit of those Funds listed on Exhibit 1.1

Date: __________, 2014 By: ________________________________

Name: Alan P. Chodosh

Title: Treasurer

schedule 1
TO promissory note

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

PARTICIPATING funds

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

EXHIBIT 3.1
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

FORM OF CERTIFICATE OF BORROWER

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFICATE OF BORROWER

re: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income & Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of the State of Maryland.
2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.
3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

Name	Title	Signature
David Lerner	President
Alan Chodosh	Secretary

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the board of trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.
5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.
6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Maryland.
7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate as of January 30, 2023.

______________________

David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is his true and customary signature.

______________________

Alan Chodosh, Secretary

EXHIBIT 3.7
TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Date: May 28, 2014, as amended January 30, 2023

SPECIFIC REPRESENTATIONS OF BORROWER

1.      The exact legal name of the Borrower is: Spirit of America Investment Fund, Inc.

2.      If the Borrower has changed its name since it was established, its past legal names were: _____________________________________________________________________

3.      The Borrower uses in its business and owns the following trade names:

_____________________________________________________________________

4.      The Borrower was organized on May 15, 1997 under the laws of the State of Maryland and is in good standing under those laws.

5.      The Borrower has its chief executive office and principal place of business at:

_____________________________________________________________________

6.      The Borrower maintains all of its records with respect to its Accounts at that address.

7.      The Borrower also has places of business at: ______________________________

______________________________________________________________________

8.      No securities owned by the Participating Funds are located at any other place, nor were they located at any other place within the past four (4) months, except as held by The Huntington National Bank, as custodian, and by the agents and sub-custodians of The Huntington National Bank.

9.      In the past five (5) years the Borrower has never maintained its chief executive office or principal place of business or records with respect to accounts, nor owned personal property, at any locations except those set forth above and except:

_______________________________________________________________________

10.  The applicable Fund(s) operated by the Borrower are:

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

11.  If the name of any Fund has been changed since it was formed, its past names are: _____________________________________________________________________

EXHIBIT 1.1

to
TO PLedge and Security AGREEMENT

BETWEEN

Spirit of America Investment Fund, Inc.,

AND

THE HUNTINGTON NATIONAL BANK

Participating FUNDS

Fund	Investment Adviser	Date Added
Spirit of America Real Estate Income and Growth Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Large Cap Value Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America High Yield Tax Free Bond Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income and Opportunity Fund	Spirit of America Management Corp.	June 20, 2013
Spirit of America Energy Fund Spirit of America Utilities Fund	Spirit of America Management Corp. Spirit of America Management Corp	July 14, 2014 January 30, 2023

SPIRIT OF AMERICA INVESTMENT FUND, INC.
on behalf and for the benefit of the Funds, “Trust”

By:

Name: Alan P. Chodosh

Title: Treasurer

THE HUNTINGTON NATIONAL BANK, “Bank”

By:

Name: Andrew M. Cardimen

Title: Senior Vice President

ANNEX 1

to Pledge and Security Agreement

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

CONTROL AGREEMENT

This Control Agreement (this “Agreement”), dated May 28, 2014, as amended January 30, 2023, is by and among SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Trust”) executing this Agreement on behalf of itself and on behalf and for the benefit of those investment series set forth in Exhibit A (the “Funds” and each, a “Fund”), THE HUNTINGTON NATIONAL BANK, a national bank (“Bank”), and THE HUNTINGTON NATIONAL BANK, a national bank (the “Custodian”).

WHEREAS, the Trust and the Custodian are parties to a certain Custody Agreement(s) dated September 1, 2012, whereunder Custodian holds custody of various assets of Borrower, which include the Collateral Account(s), as defined and listed below; and

WHEREAS, the Trust and Lender have entered into the Pledge Agreement dated as of May 28, 2014;

WHEREAS, Bank, the Trust and the Custodian entered into this Agreement to provide for Lender’s control of the Collateral Account(s) and the financial assets and other property held in the Collateral Account(s); and

WHEREAS, the Trust wishes to add an additional Fund to the Agreement.

NOW THEREFORE, for valuable consideration, the parties hereto agree as follows:

1.                  Establishment of Collateral Account(s). The Custodian hereby confirms and agrees that:

1.1              Custodian has established the following account(s) (the “Collateral Account(s)”), in the name of the Trust.

Fund	Collateral Account Numbers
Spirit of America Real Estate Income and Growth Fund	1041004544
Spirit of America Large Cap Value Fund	1041004553
Spirit of America High Yield Tax Free Bond Fund	1041004526
Spirit of America Income Fund	1041004535
Spirit of America Income and Opportunity Fund	1041006524
Spirit of America Energy Fund	1041008489
Spirit of America Utilities Fund	[--------------]

1.2              The Custodian is, and at all times hereafter will be, acting in the capacity of “Securities Intermediary” (as such term is defined in Article 8 of the Uniform Commercial Code as adopted by the State of Ohio (the “UCC”)) in respect of all Securities or other property credited to the Collateral Account(s).

1.3              All securities or other property underlying any financial assets credited to the Collateral Account(s) shall be registered in the name of the Custodian or its nominee, indorsed to the Custodian or in blank and in no case, will any financial asset credited to a Collateral Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Trust except to the extent the foregoing have been specially indorsed to the Custodian or in blank.

2.                  Collateral Account Control.

2.1              Bank Security Interest. The Trust has granted Bank a security interest in the Collateral and Collateral Account(s).

2.2              Control. Custodian will comply with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from the Trust until Custodian receives a written notice from Bank instructing Custodian that Bank is exercising its right to exclusive control over the Collateral Account(s). Such notice, which shall be substantially in the form attached hereto as Exhibit B, is referred to herein as a “Notice of Exclusive Control”. After Custodian receives a Notice of Exclusive Control and Custodian has a reasonable time to act thereon, Custodian shall thereafter comply only with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from Bank with respect to the Collateral and the Collateral Account(s) without further consent of Trust or any other person. If the Custodian receives conflicting entitlement orders or instructions from the Trust and the Bank, the Custodian shall follow the instructions or entitlement orders originated by the Bank.

3.                  Limited Responsibility of Custodian.

3.1              The Custodian shall have no responsibility or liability to Bank for complying with entitlement orders or other instructions originated by the Trust concerning the Collateral Account(s) or any Collateral, prior to Custodian receiving a Notice of Exclusive Control and Custodian having had a reasonable time to act thereon.

3.2              The Custodian shall have no responsibility or liability to the Trust, for complying with a Notice of Exclusive Control or complying with entitlement orders or other instructions originated by Bank concerning the Collateral Accounts or any Collateral. The Custodian shall have no duty to investigate or make any determination as to whether any entitlement order or Notice of Exclusive Control is appropriate whether or not the Trust may allege that such entitlement order or Notice of Control is inappropriate. Upon Bank issuing a Notice of Exclusive Control, the Trust agrees not to issue any request or instructions to Custodian to make trades of securities held in the Collateral Account(s) or to transfer or withdraw any financial assets, cash or other property from the Collateral Account(s) without the prior written consent of Bank.

3.3              Notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Bank or the Trust, as applicable, or any action taken or omitted to be taken under or in connection with this Agreement, except for Custodian’s own gross negligence or willful misconduct in carrying out such instructions.

4.                  Distributions; Tax Reporting. Custodian shall credit to the Trust’s custodial account(s) all interest, dividends and other income received by Custodian or its agent on the Collateral, unless Custodian has received a Notice of Exclusive Control and has had a reasonable time to act thereon. All items of income, gain, expense and loss recognized in the Collateral Account(s) shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Trust.

5.                  Duties and Services of Custodian.

5.1              The Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral or the Collateral Account(s) except as and to the extent expressly set forth in this Agreement (and as between the Trust and Custodian the Custody Agreement), and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and Collateral Account(s).

5.2              Instructions under this Agreement from the Trust’s authorized representative given in accordance with the terms of the Custody Agreement shall also constitute proper instructions under the Custody Agreement.

5.3              Bank agrees to provide to Custodian, on Exhibit C attached hereto, the names and signatures of authorized parties who may give written notices, instructions or entitlement orders concerning the Collateral Account(s).

5.4              Notwithstanding anything to the contrary in this Agreement, Bank and the Trust hereby further acknowledge and agree that any Collateral issued outside the United States (“Foreign Security System Assets”) which may be held by Custodian, a sub-custodian within Custodian’s network of sub-custodians (each a “Sub-Custodian”) or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit the Trust to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Account(s)). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to any assets held in Euroclear or Cedelbank or their successors.

6.                  Indemnification of the Custodian.

6.1              The Trust and Bank hereby agree that Custodian is released from any and all liabilities to the Trust and Bank arising from the terms of this Agreement and the compliance of Custodian with the terms hereof, except to the extent that such liabilities arise directly from Custodian’s gross negligence or willful misconduct. In no event shall Custodian be liable under this Agreement to the Trust or Bank or any person claiming by through or under the Trust or Bank for consequential or special damages, even if Custodian has been advised of the possibility or likelihood of such damages. This provision shall survive the termination of this Agreement.

6.2              As between the Trust and Custodian, Custodian shall be and remains entitled to all of the rights, indemnities, powers, and protections in its favor under the Custody Agreement, which shall apply fully to Custodian’s actions and omissions hereunder. This provision shall survive the termination of this Agreement. In addition to such the rights, indemnities, powers, and protections set forth in the Custody Agreement, Trust hereby agrees to hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs (including reasonable attorneys’ fees), disbursements, or expenses incurred as a result of the assertion of any claim by any person or entity arising out of or otherwise arising from or in connection with or related to this Agreement, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct.

6.3              As between Custodian and Bank, Bank will hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses arising out of entitlement orders and any other instructions given by Bank to Custodian under this Agreement or actions taken by Custodian in compliance with entitlement orders originated by Bank, or otherwise following instructions of Bank hereunder, including reasonable attorneys’ fees and disbursements, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

7.                  Custodian Representations. The Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custody Agreement any sub-custodian agreements in connection therewith) with any other person or entity relating to the Collateral or the Collateral Account(s) under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other person or entity.

8.                  Access To Reports. The Custodian will provide access to Bank to view statements of the holdings report of the Collateral Account(s), which is updated on daily basis; provided, however, that Custodian’s failure to provide access to Bank shall not give rise to any liability hereunder.

9.                  Fees and Expenses of Custodian. In addition to the terms of the Custody Agreement, the Trust hereby agrees to pay and reimburse Custodian for any advances, costs, expenses (including, without limitation, reasonable attorney’s fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. This provision shall survive the termination of this Agreement.

10.              Liens; Advances; Right of Offset. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof or of the Custody Agreement shall be secured by any lien, encumbrance and other rights that Custodian may have under the Custody Agreement or applicable law; and Custodian shall be entitled to exercise such rights and interests against the Collateral and Collateral Account(s) in accordance with the terms of the Custody Agreement. Without limiting the generality of the foregoing, Bank furthermore agrees that (a) if Custodian, at its option without any liability or obligation to do so, advances cash or investments to the Collateral Account(s) for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Trust, any property at any time held pursuant to this Agreement shall be security therefor and, should Trust fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) to the extent necessary to obtain reimbursement; and (b) Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) for the payment of fees, cost and expenses owing to Custodian with respect to the Collateral Account(s), and all costs and expenses that may be paid or incurred by Custodian in connection with this Agreement, including, without limitation, any that may be incurred in performing Custodian’s duties under this Agreement pertaining to instructions or entitlement orders or a Notice of Exclusive Control issued by Bank.

11.              Notices. Any notice, instruction or other instrument required to be given hereunder requests and demands to or upon the respective parties hereto shall be in writing and may be sent by hand, or by facsimile transmission, or delivery by any recognized delivery service, prepaid or, by certified or registered mail, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing, provided, however, that any notice to the Custodian shall not be deemed to be given until received by it:

(a)               If to Custodians, then:

The Huntington National Bank

7 Easton Oval/EA5W72

Columbus, OH 43219

Attn: Kelli Hermen

Tel: 614-331-5597

Email: mutualfund.custody@huntington.com

(b)               If to Bank, then:

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Attn: Andrew Cardimen

Tel: 317-231-7905

Email: Andrew.Cardimen@Huntington.com

(c)               If to Trust, then:

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh
Tel: 516-390-5525

Email: apchodosh@davidlerner.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

12.              Amendment. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

13.              Termination. This Agreement shall continue in effect until Bank has notified Custodian in writing that this Agreement or its interest in the Collateral Account(s) is terminated. Upon receipt of such notice, Bank shall have no further right to originate instructions with respect to the Collateral or Collateral Account(s) and any previous Notice of Exclusive Control delivered by the Bank shall be deemed to be of no further force and effect.

14.              Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

15.              Successors; Assignment. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. No party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

16.              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof and the jurisdiction of Custodian for purposes of this Agreement shall be the State of Ohio. The Trust and Bank agree that the state and federal courts in Franklin County, Ohio or any other court in which Custodian initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Trust or Bank at its addresses described in the Notices section of this Agreement. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

18.              Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of the date first written above.

THE HUNTINGTON NATIONAL BANK, as Custodian

By:___________________________

Name:

Title:

Its duly authorized officer

THE HUNTINGTON NATIONAL BANK,

as Bank

By: ___________________________

Name: Andrew M. Cardimen

Title: Senior Vice President

Its duly authorized officer

SPIRIT OF AMERICA INVESTMENT FUND, INC.

on behalf and for the benefit of the Funds, as Trust

By:___________________________

Name: Alan P. Chodosh

Title: Treasurer

Its duly authorized officer

Exhibit A

To the

Control Agreement

Participating Funds

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

Exhibit B

[Lender letterhead]

The Huntington National Bank

7 Easton Oval/EA5W72

Columbus, Ohio 43210

Attention: Kelli Hermen

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of May 28, 2014, as amended January 30, 2023 (as from time to time amended and supplemented, the “Control Agreement”), among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Borrower in respect of the Collateral Account(s) or the Collateral Account(s) or the Collateral assets held by you for the Borrower (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, Custodian shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Collateral Account(s) or the Collateral Account(s) assets.

Very truly yours,

The Huntington National Bank

By:_________________________________

Authorized Signatory

cc: Spirit of America Investment Fund, Inc.

Spirit of America Management Corp.

Exhibit C

[Lender letterhead]

The Huntington National Bank

7 Easton Oval/EA5W72

Columbus, Ohio 43219

Attention: Kelli Hermen

The Huntington National Bank, (the “Lender”), hereby certifies that the persons whose names appear below are authorized to act on its behalf, including the authorization to give instructions, with respect to the Control Agreement among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, dated as of May 28, 2014, as amended January 30, 2023. The Lender further certifies that the true signature of each such person is set forth below opposite his/her name, and that Custodian may rely upon this certificate until such time as it receives another certificate bearing a later date and has had a reasonable opportunity to act thereon.

NAME SIGNATURE

Andrew Cardimen _________________________

Mike L. Felix _________________________

Karen Wheatley _________________________

Jan Smith _________________________

THE HUNTINGTON NATIONAL BANK

BY:____________________________

TITLE:_________________________

DATE: _________________________

Exhibit 1.1

To the

Authorization Letter

Participating Funds

Date: May 28, 2014, as amended January 30, 2023

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America High Yield Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

4890-7359-8539.1